EXHIBIT 10.32

ENGLISH TRANSLATION

FEDERAL MOGUL

EMPLOYMENT CONTRACT

BETWEEN THE UNDERSIGNED:

The company FEDERAL MOGUL SERVICES, EURL with capital of 7,625 million Euros, whose headquarters is located at avenue des Temps Modernes, Z.I., 86360 Chasseneuil du Poitou,

Registered with the Poitiers business registry under number B 400 896 114, URSSAF number 086 000 000 114 226 151, APE code 741-G,

Represented by special delegation by Monsieur T. DUCAT, Director of Human Resources,

ON ONE HAND,

And:

Monsieur Jean BRUNOL, resident of 34-36 Boulevard Victor Hugo, 92200 Neuilly sur Seine,

ON THE OTHER HAND,

THE FOLLOWING HAS BEEN AGREED UPON.

Article 1 – Hiring

The Company hires Monsieur J. BRUNOL, who accepts, beginning on May 1, 2005, as Senior Vice President, Business and Operations Strategy.

This position grants Monsieur J. BRUNOL “Upper Executive” status.

[Handwritten initials]

FEDERAL MOGUL SERVICES

Administration: Bâtiment FINANCIAL SERVICES - Los lios Cordèes - 38 113 VEUREY VOIROIZE

Headquarters: 13 Avenue des Temps Modernes - BP 13 - 86 361 CHASSENEUIL-DU-POITOU

Telephone: +33 (0)4 78 53 76 34 - Fax: +33 (0)4 76 53 76 13

SARL with capital of 7,623m € - NAF 74 G - RCS Poitiers B 400 800 114

ENGLISH TRANSLATION

As part of his duties, Monsieur J. BRUNOL will provide services for various companies within the FEDERAL MOGUL Group; and more specifically for the company FEDERAL MOGUL Corporation.

Monsieur J. BRUNOL will report directly to the President and Chief Executive Officer of the FEDERAL MOGUL Group, Monsieur José Maria ALAPONT.

Article 2 – Place of Work

Monsieur J. BRUNOL will be based at:

The European office, Rue Jean Monet, Parc Tertiare de la Croix, Compiègne 60472.

This location shall not constitute a substantial component of this contract, since Monsieur J. BRUNOL’s duties will oblige him to travel quite frequently within France as well as elsewhere in the world.

It is, however, expressly agreed that any transfer outside the area of employment; more specifically, outside the Paris metropolitan area, will be subject to the agreement of Monsieur J. BRUNOL.

Article 3 – Duration – Advance Notice

This contract is concluded for an indefinite duration.

The trial period has concluded favorably.

Reciprocal advance notice is set at 6 months, barring serious error.

Article 4 – Obligation of Loyalty/Exclusivity

Monsieur J. BRUNOL will confine his professional activity to the service of the FEDERAL MOGUL Group.

Our Group may legitimately require that Monsieur BRUNOL’s professional activities are entirely confined to it. It is agreed that he may not, without the express permission of the President and CEO of the Group, accept any other duty or conduct any other professional activity.

[Handwritten initials]

FEDERAL MOGUL SERVICES

Administration: Bâtiment FINANCIAL SERVICES - Los lios Cordèes - 38 113 VEUREY VOIROIZE

Headquarters: 13 Avenue des Temps Modernes - BP 13 - 86 361 CHASSENEUIL-DU-POITOU

Telephone: +33 (0)4 78 53 76 34 - Fax: +33 (0)4 76 53 76 13

SARL with capital of 7,623m € - NAF 74 G - RCS Poitiers B 400 800 114

ENGLISH TRANSLATION

Article 5 – Disclosure of Information

For the entire duration of this contract and after its termination, Monsieur J. BRUNOL may not, for any reason or in any manner, disclose any secrets or confidential information pertaining to FEDERAL MOGUL, its distributors, its products, or its knowledge to any third party, or use the same for any purpose other than the performance of his duties.

Upon ceasing his duties, Monsieur J. BRUNOL will return all documentation pertaining to FEDERAL MOGUL Group or its products, clientele, distributors, or knowledge that he may have in his possession to the Company.

Article 6 – Non-Competition Clause

The growth of the FEDERAL MOGUL Group can only legitimately occur via the constant development of its business relationships in its various markets.

That is why, in case this contract is broken for whatever reason and whichever of the parties is the one to initiate such action, Monsieur J. BRUNOL shall be prohibited, for the duration of one year (renewable once) after the effective date of his departure from the Company, from working for any company with the same objective or activities as the FEDERAL MOGUL Group or that may act as competition to it.

He shall also be prohibited, for the same duration, from creating, on his own account or that of a third party, directly or indirectly, a company having for its objective identical or similar activities to those of the FEDERAL MOGUL Group.

In case of violation of the above agreement, Monsieur J. BRUNOL will be liable to pay a penalty equal to the total salary received during his last year of employment with the Company, without prejudice to any additional damages and additional interests.

The penalty shall be due to the Company within 8 days after notice is given to Monsieur J. BRUNOL to cease his infraction via registered letter with acknowledgment of receipt, and will remain without effect and under fixed daily constraint equal to half of the last gross monthly salary paid to Monsieur J. BRUNOL.

In return for his agreement not to compete with the Company, Monsieur J. BRUNOL will receive, for a period of 12 months after the end of the advance notice period, a monthly fee equal to his last gross salary.

[Handwritten initials]

FEDERAL MOGUL SERVICES

Administration: Bâtiment FINANCIAL SERVICES - Los lios Cordèes - 38 113 VEUREY VOIROIZE

Headquarters: 13 Avenue des Temps Modernes - BP 13 - 86 361 CHASSENEUIL-DU-POITOU

Telephone: +33 (0)4 78 53 76 34 - Fax: +33 (0)4 76 53 76 13

SARL with capital of 7,623m € - NAF 74 G - RCS Poitiers B 400 800 114

ENGLISH TRANSLATION

Article 7 – Managing Executive

The importance of the mission and responsibilities entrusted to Monsieur J. BRUNOL, which involve a large measure of independence in the organization and management of his time in the fulfillment of his duties, as well as a great deal of autonomy in decision-making, place him in the category of Managing Executive.

Consequently, Monsieur J. BRUNOL will receive a fixed salary in return for the fulfillment of his duties, with no relationship between the amount of this salary and the time dedicated to it. Monsieur J. BRUNOL is not subject to the legal system of time worked.

Article 8—Salary

The gross annual salary paid to Monsieur J. BRUNOL will be the sum of his fixed stipend, called the base salary, as defined in article 8-1 below, and the sums paid under the “Prime” title defined in article 8-5 of this contract.

This gross annual salary will serve as the basis for calculation of bonuses as defined in article 8-2 of this contract.

It will also serve as a reference point for the calculation of social schemes (retirement, contingency fund, etc).

This salary will be reviewed annually.

Article 8-1 – Fixed Stipend

In compensation for the fulfillment of his duties, Monsieur J. BRUNOL will receive a fixed stipend called the base salary in an annual gross amount, before deduction of the standard amounts for Social Security and other obligatory deductions, of 328,560 euros (three hundred twenty-eight thousand five hundred sixty euros), which will be paid in twelve monthly installments of 27,380 euros (twenty-seven thousand three hundred eighty euros) each, for the first year.

[Handwritten initials]

FEDERAL MOGUL SERVICES

Administration: Bâtiment FINANCIAL SERVICES - Los lios Cordèes - 38 113 VEUREY VOIROIZE

Headquarters: 13 Avenue des Temps Modernes - BP 13 - 86 361 CHASSENEUIL-DU-POITOU

Telephone: +33 (0)4 78 53 76 34 - Fax: +33 (0)4 76 53 76 13

SARL with capital of 7,623m € - NAF 74 G - RCS Poitiers B 400 800 114

ENGLISH TRANSLATION

Article 8-2 – Variable Compensation

Monsieur J. BRUNOL will be able to receive an annual bonus based on 70% of his gross annual salary according to the rules defined each year by the Group, in return for the attainment of goals fixed each year.

Monsieur J. BRUNOL will also be able to receive a specific bonus called the “Uplift Bonus” based on 35% of his gross annual salary according to the rules defined each year by the Group.

According to the results obtained, each of these bonuses may be balanced by a multiplicative coefficient from 0 to 150%.

Article 8-2 – Special Bonus

Monsieur J. BRUNOL will receive, upon signature of this contract, a special gross amount of 80,000 euros (eighty thousand euros gross).

This bonus will not comprise part of the annual gross salary.

Article 8-4 – Company Car Fee

Monsieur J. BRUNOL will receive a gross fixed fee, called the “Company Car Fee”, equal to 4% of his gross annual salary. This fee will be paid monthly and in advance on the basis of an estimate of his gross annual salary, and its amount will be standardized at the end of the year.

On the basis of the fixed stipend as mentioned in article 8-1 above, and the estimate of the Premium for the year 2005 mentioned in article 8-5 below, this Company Car Fee is estimated for the year 2005 at 16,000 gross euros, or 1,334 euros gross per month.

This amount will be noted on his pay sheet; it will be subject to the social fees applicable to salary monies.

It will not be included in the calculation of the variable remuneration elements defined in article 8-2 of this contract.

This fee can be replaced by the use of a company car, in which case an amendment will be attached to this labor contract, and Monsieur J. BRUNOL will then be obligated to pay the social and fiscal fees related to the benefits naturally corresponding to the vehicle and its use.

[Handwritten initials]

FEDERAL MOGUL SERVICES

Administration: Bâtiment FINANCIAL SERVICES - Los lios Cordèes - 38 113 VEUREY VOIROIZE

Headquarters: 13 Avenue des Temps Modernes - BP 13 - 86 361 CHASSENEUIL-DU-POITOU

Telephone: +33 (0)4 78 53 76 34 - Fax: +33 (0)4 76 53 76 13

SARL with capital of 7,623m € - NAF 74 G - RCS Poitiers B 400 800 114

ENGLISH TRANSLATION

Article 8-5 – Additional Salary for Foreign Travel

Taking into account the professional travel outside France to serve the needs and interests of the Company that will be required, as well as the specific dependencies resulting from these trips and their frequency, Monsieur J. BRUNOL will receive a salary supplement (hereafter called the “Premium”) calculated as a percentage of his base daily salary. The applicable rates will be determined as follows:

Number of days worked abroad per year	Rate
0 to 9 days	10%
10 to 25 days	20%
26 to 45 days	30%
46 to 60 days	40%
61 to 130 days	50%

This method of calculation may be reviewed at the beginning of the calendar year.

This “Premium” will be paid in advance of each month’s payment in equal monthly segments and will be adjusted at the end of each calendar year.

For the year 2005, the monthly amount of the Premium, up to and including November, will be 5,954 euros gross. Standardization according to the exact number of days spent abroad during the year 2005 by Monsieur J. BRUNOL will be conducted during the month of December 2005.

The Premium will be subject to the same social fees as the base salary, but will be listed on a specific line on the pay sheet under the heading “Expatriation Premium” and for the month of December under the heading “Expatriation Premium Standardization.”

If the number of days spent abroad by Monsieur J. BRUNOL is less than the anticipated number, the surplus amount of the Premium will be considered as an addition to the base salary and will be added to this for the purposes of the declaration of salary to the fiscal authorities.

In all cases, the Premium ceiling will be 30% of the base salary.

The exact number of days spent abroad will be counted as the number of days spent outside metropolitan France, with these days including the round-trip travel time for “major travel”.

[Handwritten initials]

FEDERAL MOGUL SERVICES

Administration: Bâtiment FINANCIAL SERVICES - Los lios Cordèes - 38 113 VEUREY VOIROIZE

Headquarters: 13 Avenue des Temps Modernes - BP 13 - 86 361 CHASSENEUIL-DU-POITOU

Telephone: +33 (0)4 78 53 76 34 - Fax: +33 (0)4 76 53 76 13

SARL with capital of 7,623m € - NAF 74 G - RCS Poitiers B 400 800 114

ENGLISH TRANSLATION

It is expressly agreed that Monsieur J. BRUNOL must work to the best of his ability to justify the number of days spent abroad and the goal of his trips to the fiscal authorities. Barring this, Monsieur J. BRUNOL will be responsible for all taxes, expenditures, penalties, or fees that are imposed in case of recovery pertaining to payment of the Premium as defined above.

Article 9 – Reimbursement of Expenses/Travel Insurance

The Company will reimburse Monsieur J. BRUNOL for all reasonable travel costs including hotel, restaurant, and representation costs that he incurs during the performance of his duties, upon presentation of justification of same.

He will also be reimbursed for fuel costs related to the use of his vehicle during the performance of his professional duties as well as the costs of insuring this vehicle under a “professional use liability” contract.

For his professional travel abroad, Monsieur J. BRUNOL will receive coverage under a plan taken out by the Company from “Mondial Assistance” [Global Assistance].

Article 10 – Mutual Insurance/Contingency Fund/Retirement

Monsieur J. BRUNOL will receive mutual insurance and contingency fund coverage according to the Company system in effect.

Monsieur J. BRUNOL will receive additional retirement benefits as granted to Upper Executives by the Company.

The monies falling under this additional category will not be received by him, however, until his 62nd year of life and will be prorated according to the number of years spent working for the company by Monsieur BRUNOL between the signing of this contract and his 62nd year of life.

Article 11 – Internal Rules

Monsieur J. BRUNOL will respect and comply with the rules in effect within the FEDERAL MOGUL Group and the company FEDERAL MOGUL SERVICES, his employer.

He agrees to inform the Company without delay of any changes that take place in his personal situation (residence or family situation, etc).

[Handwritten initials]

FEDERAL MOGUL SERVICES

Administration: Bâtiment FINANCIAL SERVICES - Los lios Cordèes - 38 113 VEUREY VOIROIZE

Headquarters: 13 Avenue des Temps Modernes - BP 13 - 86 361 CHASSENEUIL-DU-POITOU

Telephone: +33 (0)4 78 53 76 34 - Fax: +33 (0)4 76 53 76 13

SARL with capital of 7,623m € - NAF 74 G - RCS Poitiers B 400 800 114

ENGLISH TRANSLATION

Article 12 – Jurisdiction

This contract shall be subject to the jurisdiction of the French courts, which will preside according to French law.

So done on April 20, 2005

In two original copies

Monsieur Jean Brunol (1)	For FEDERAL MOGUL SERVICES
[Handwritten signature]	By special delegation
T. DUCAT
[Handwritten signature]

(1) Signature preceded by the note “Read and approved – Agreed thereto.”

[Handwritten initials]

FEDERAL MOGUL SERVICES

Administration: Bâtiment FINANCIAL SERVICES - Los lios Cordèes - 38 113 VEUREY VOIROIZE

Headquarters: 13 Avenue des Temps Modernes - BP 13 - 86 361 CHASSENEUIL-DU-POITOU

Telephone: +33 (0)4 78 53 76 34 - Fax: +33 (0)4 76 53 76 13

SARL with capital of 7,623m € - NAF 74 G - RCS Poitiers B 400 800 114